EXHIBIT 99.1

中正達會計師事務所有限公司 Centurion ZD CPA Limited Certified Public Accountants (Practising)

HK office: 7th Floor, Nan Dao Commercial Building, 359-361 Queen’s Road Central, Hong Kong

香港 皇后大道中三五九至三六一號 南島商業大廈七樓

Tel : (852) 2851 7954     Fax: (852) 2545 4086

Kowloon office: Room 2105-06, 21/F., Office Tower, Langham Place, 8 Argyle Street, Mongkok, Kowloon, Hong Kong

九龍 旺角 亞皆老街八號 朗豪坊辦公大樓2105-06室

Tel: (852) 2780 0607      Fax: (852) 2780 0013

To the Board of Directors and Shareholders of Sing Kong Supply Chain Management Co., Limited Shenzhen (known as “深圳星光供應鏈管理有限公司”)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying balance sheets of Sing Kong Supply Chain Management Co., Limited Shenzhen (“Sing Kong-China” or the “Operating Company”) as of April 30, 2016 and the related statements of operations, stockholders’ equity and cash flows for the period from October 29, 2015 (inception) to April 30, 2016. These financial statements are the responsibility of the Operating Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Operating Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Operating Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Operating Company as of April 30, 2016 and the results of its operations and its cash flows for the period from October 29, 2015 (inception) to April 30, 2016 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Operating Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Operating Company has suffered recurring losses from operations and has a significant accumulated deficit. In addition, the Operating Company continues to experience negative cash flows from operations. These factors raise substantial doubt about the Operating Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Centurion ZD CPA Limited

Certified Public Accountants (Practising)

Hong Kong, China

November 18, 2016

SING KONG SUPPLY CHAIN MANAGEMENT CO., LTD. SHENZHEN

BALANCE SHEETS

As of April 30, 2016

(Stated in US Dollars except Number of Shares)

April 30, 2016

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$14,481
Accounts receivables	103,924
Other receivables and other asset	9,543
Total current assets	127,948

NON-CURRENT ASSETS
Property and equipment, net	$2,402
Total non-current assets	2,402
TOTAL ASSETS	$130,350

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Receipt in advance	$103,926
Other payables	6,152
Due to shareholder	65,672
Wages payables	9,972
Tax payables	2,998
Total current liabilities	188,720

TOTAL LIABILITIES	188,720

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Retained earnings	(58,285)
Accumulated other comprehensive loss	(85)
Total stockholders' equity	(58,370)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$130,350

The accompanying notes are an integral part of these consolidated financial statements.

1

SING KONG SUPPLY CHAIN MANAGEMENT CO., LTD. SHENZHEN

STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(Stated in US Dollars except Number of Shares)

For the period from October 29, 2015 (Inception) to April 30,
2016

Revenue	$14,791,123

Cost of revenue	14,771,500

Gross profit	19,623

Operating expenses:
General and administrative expenses	77,603
Total operating expenses	77,603

Loss from operations	(57,980)

Other expenses:
Bank charges	(139)
Other expenses	(166)
Total loss	(305)

Loss before provision for income taxes	(58,285)

Provision for income taxes	-

Net loss	$(58,285)

Foreign currency translation adjustment	(85)

Comprehensive loss	$(58,370)

The accompanying notes are an integral part of these consolidated financial statements.

2

SING KONG SUPPLY CHAIN MANAGEMENT CO., LTD. SHENZHEN

STATEMENTS OF CASH FLOW

(Stated in US Dollars)

For the period from October 29, 2015 (Inception) to April 30,
2016
Cash flows from operating activities:

Net loss	$(58,285)
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	76
Changes in operating assets and liabilities:
Accounts receivables	(103,924)
Other receivables	(9,543)
Receipt in advance	103,926
Accrued expense and other payables	6,152
Amounts due to shareholder	65,672
Wages payables	9,972
Income tax payable	2,998
Net cash provided by (used in) operating activities	17,044

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(2,478)
Net cash used in investing activities	(2,478)

Cash flows from financing activities:
Net cash provided by financing activities	-

Effect of exchange rate change on cash and cash equivalents	(85)

NET (DECREASE) IN CASH AND CASH EQUIVALENTS	14,481

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	-

CASH AND CASH EQUIVALENTS - END OF PERIOD	$14,481

SUPPLEMENTAL DISCLOSURES OF CASH FLOW ACTIVITY
Cash paid during the period for income taxes	$-
Cash paid during the period for interest expense	$-

   The accompanying notes are an integral part of these consolidated financial statements.

3

SING KONG SUPPLY CHAIN MANAGEMENT CO., LTD. SHENZHEN

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND DESCRIPTION OF BUSINESS

Sing Kong Supply Chain Management Co., Limited Shenzhen (“Sing Kong-China” or the “Operating Company”) was incorporated in Shenzhen on October 29, 2015, under The Laws of The People’s Republic of China.

On May 6, 2016, its subsidiary Shanhe City Sing He Supply Chain Management Co., Limited was incorporated under The Laws of The People’s Republic of China.

We developed our core SCM procedures to ease the traditional trades for SME owners in China. Our professional supply chain management platform (“the SCM Platform”) integrates our proprietary, world-class SCM online software systems, logistics service centers located in key distribution or manufacturing cities in the PRC, and also our strong finance team as consultant of the Small and Medium Enterprise owners (“SME owners”) which assist them in transforming and adapting to the new supply chain model.

We primarily serve three types of customers:

1.	Consumers who need mineral resources and glass resources from manufacturers;

2.	SME owners who have a large trading volume in their industry but lack of SCM online system to support further growth and development of the Operating Company;

3.	SME owners who want to be listed but lack of proper business flow and operating system.

We currently offer our customers three categories of services:

1.	SCM Distribution and Inventory Management Services;

2.	SCM Online Platform Services;

3.	SCM Company Business Transformation Service.

4

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in accordance with the generally accepted accounting principles in the United States ("U.S. GAAP").

This basis of accounting involves the application of accrual accounting and consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. The Operating Company’s financial statements are expressed in U.S. dollars.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain expenses during the reporting period. Actual results could differ from these good faith estimates and judgments.

Fair value of financial instruments

FASB ASC 820, “Fair Value Measurement,” specifies a hierarchy of valuation techniques based upon whether the inputs to those valuation techniques reflect assumptions other market participants would use based upon market data obtained from independent sources (observable inputs). In accordance with ASC 820, the following summarizes the fair value hierarchy:

Level 1 Inputs – Unadjusted quoted market prices for identical assets and liabilities in an active market that the Operating Company has the ability to access.

Level 2 Inputs – Inputs other than the quoted prices in active markets that are observable either directly or indirectly.

Level 3 Inputs – Inputs based on prices or valuation techniques that are both unobservable and significant to the overall fair value measurements.

ASC 820 requires the use of observable market data, when available, in making fair value measurements. When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurements. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs. As of April 30, 2016, none of the Operating Company’s assets and liabilities was required to be reported at fair value on a recurring basis. Carrying values of non-derivative financial instruments, including cash, accounts receivables, payables and accrued liabilities, approximate their fair values due to the short term nature of these financial instruments. There were no changes in methods or assumptions during the periods presented.

Commitments and Contingencies

The Operating Company follows ASC 450-20, “Loss Contingencies,” to report accounting for contingencies.  Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.  There was operating commitment of $36,532 at April 30, 2016.

5

Comprehensive Loss

The Operating Company follows the provisions of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) 220 “Reporting Comprehensive Income”, and establishes standards for the reporting and display of comprehensive loss, its components and accumulated balances in a full set of general purpose financial statements. For the period from October 29, 2015 (inception) through April 30, 2016, the Operating Company’s comprehensive income includes net loss and foreign currency translation adjustments.

Foreign Currency Translation

The functional currency of the Operating Company is the Chinese Renminbi (“RMB”).

The reporting currency of the Operating Company is the US$.

Transactions in currencies other than the entity’s functional currency are recorded at the rates of exchange prevailing on the date of the transaction. At the end of each reporting period, monetary items denominated in foreign currencies are translated at the rates prevailing at the end of the reporting periods. Exchange differences arising on the settlement of monetary items and on retranslation of monetary items at period-end are included in income statement of the period.

For the purpose of presenting these financial statements, the Operating Company’s assets and liabilities are expressed in US$ at the exchange rate on the balance sheet date, stockholder’s equity accounts are translated at historical rates, and income and expense items are translated at the weighted average exchange rate during the period. The resulting translation adjustments are reported under accumulated other comprehensive income in the stockholder’s equity section of the balance sheets.

Cash and Cash Equivalents

The Operating Company considers highly-liquid investments with maturities of three months or less, when purchased, to be cash equivalents. As at April 30, 2016, the Operating Company’s cash and cash equivalents comprised of cash in bank of $14,481. All of the Operating Company’s cash deposit is held in a financial institution located in PRC where there is currently no regulation mandated on obligatory insurance of bank accounts. The Operating Company believes this financial institution is of high credit quality.

Accounts receivable

The Operating Company's policy is to maintain reserves for potential credit losses on accounts receivable. Management regularly reviews the composition of accounts receivable and analyzes customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves at each year-end. Accounts considered uncollectible are written off through a charge to the valuation allowance. As of April 30, 2016, the Operating Company had accounts receivable of $103,924. No allowance for doubtful accounts was reserved.

Property and equipment

Property, plant and equipment are carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the following estimated useful lives:

Office equipment	5 years
Furniture and fixtures	5 years

Revenue Recognition

The Operating Company currently provides solely import and export trading services. Revenue is being recognized upon the delivery of inventories to customers.

6

Income taxes

Current income taxes are provided for in accordance with the laws of the relevant tax authorities. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the combined financial statements. Net operating loss carry forwards and credits are applied using enacted statutory tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more-likely-than-not that a portion of or all of the deferred tax assets will not be realized. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics.

The impact of an uncertain income tax position on the income tax return is recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant tax authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Interest and penalties on income taxes are classified as a component of the provisions for income taxes. The Operating Company did not recognize any income tax due to uncertain tax positions or incur any interest and penalties related to potential underpaid income tax expense as of April 30, 2016.

Loss per share

The loss per share is computed using the weighted average number of shares outstanding during the fiscal year. For the year ended April 30, 2016, there was no dilutive effect due to net loss.

Recent Accounting Pronouncements

Management has considered all recent accounting pronouncements issued since the last audit of our financial statements. The Operating Company’s management believes that these recent pronouncements will not have a material effect on the Operating Company’s financial statements.

3. GOING CONCERN

The accompanying financial statements have been prepared assuming the Operating Company will continue as a going concern. The Operating Company has incurred losses since its inception resulting in an accumulated deficit of $58,370 as of April 30, 2016. The Operating Company also incurred net losses of $58,285 for the period from October 29, 2015 to April 30, 2016. The ability to continue as a going concern is dependent upon the Operating Company generating profitable operations in the future and/or obtaining the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they become due. These combined financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Operating Company be unable to continue as a going concern.

The Operating Company expects to finance operations primarily through cash flow from revenue and capital contributions from principal shareholders. In the event that we require additional funding to finance the growth of the Operating Company’s current and expected future operations as well as to achieve our strategic objectives, our principal shareholders have indicated the intent and ability to provide additional equity financing.

These conditions raise substantial doubt about the Operating Company’s ability to continue as a going concern. The Operating Company’s continuation as a going concern is dependent on our ability to meet obligations as they become due and to obtain additional equity or alternative financing required to fund operations until sufficient sources of recurring revenues can be generated. There can be no assurance that the Operating Company will be successful in its plans described above or in attracting equity or alternative financing on acceptable terms, or if at all. The financial statements do not include any adjustments that might result from the outcome of this- uncertainty.

4. PROPERTY AND EQUIPMENT, NET

April 30, 2016

Cost
Furniture, fixtures and equipment	$1,158
Computer equipment	1,320
Sub-total	2,478
Less: accumulated depreciation	(76)
Property and equipment, net	$2,402

Depreciation expense was $76 for the period from October 29, 2015 (inception) to April 30, 2016.

5. RECEIPT IN ADVANCE

Receipt in advance represents the advance from customers prior to shipping out the products for trading. As of April 30, 2016, the Company had receipt in advance of $103,926. The products are expected to be shipped within the following month due to its trading nature.

6. DUE TO SHAREHOLDER

As of April 30, 2016, the amount due to shareholder was $65,672. It was non-interest bearing and payable on demand.

7

7. INCOME TAXES

The Operating Company uses the asset and liability method of accounting for income taxes in accordance with ASC Topic 740, “Income Taxes.” Under this method, income tax expense is recognized for the amount of: (i) taxes payable or refundable for the current year and (ii) deferred tax consequences of temporary differences resulting from matters that have been recognized in an entity’s financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if based on the weight of the available positive and negative evidence, it is more likely than not some portion or all of the deferred tax assets will not be realized.

ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740.10.40 provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. There is no material uncertain tax positions for any of the reporting periods presented.

8. COMMITMENTS AND CONTINGENCIES

Operation Commitments

The total future minimum lease payments under the non-cancellable operating lease with respect to the office as of April 30, 2016 are payable as follows:

Remaining 2016	$36,532

Total	36,532

Rental expense of the Operating Company was $6,951 for the period from October 29, 2015 to April 30, 2016.

9. SUBSEQUENT EVENT

On September 22, 2016, Starlight Supply Chain Management Company (“Starlight” and "SELLER"), a Nevada company, entered into a letter of intent (“LOI”) with the shareholders of Sing Kong Supply Chain Management Co. Limited (“Sing Kong-HK” and “PURCHASERS”), collectively known as the "Parties," under which the Parties expressed their intent to enter into a Definitive Share Exchange Agreement (“Exchange Agreement”) under which the shareholders of Sing Kong-HK will exchange all of the shares that they own in Sing Kong-HK for 4,752,217,304 shares of Starlight’s common stock.

The consummation of the exchange transaction under which Starlight will acquire 100% of the equity ownership of Sing Kong-HK shall be referred to as the “Transaction.” Sing Kong-HK has established a wholly foreign owned entity, Starlight Consultation Service (Shenzhen) Co., Ltd. (“WFOE”), in the People’s Republic of China (“China”) that will acquire effective control of a China company (“Sing Kong-China” or the “Operating Company”) through the use of a variable interest entity structure (“VIE”), and the LOI anticipates that all steps relating to the completion of the VIE structure will be completed before closing of the Transaction. It is also understood that Starlight does not have sufficient shares available from its authorized and unissued shares of common stock to consummate the Transaction and that Starlight shall, as a condition precedent to closing the Transaction, have increased the number of its authorized shares of common stock to at least 7 billion shares (7,000,000,000).

8

SING KONG SUPPLY CHAIN MANAGEMENT CO., LTD. SHENZHEN

BALANCE SHEETS

As of October 31, 2016

(Stated in US Dollars except Number of Shares)

	October 31, 2016	April 30, 2016
	(Unaudited)	(Audited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$6,422	$14,481
Prepayment	4,912,507	-
Accounts receivables	-	103,924
Other receivables and other asset	14,350	9,543
Total current assets	4,933,279	127,948

NON-CURRENT ASSETS
Property and equipment, net	5,865	2,402
Total non-current assets	5,865	2,402
TOTAL ASSETS	$4,939,144	$130,350

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$517	$-
Receipt in advance	4,920,079	103,926
Other payables	4,326	6,152
Due to shareholder	159,342	65,672
Wages payables	10,599	9,972
Tax payables	24	2,998
Total current liabilities	5,094,887	188,720

TOTAL LIABILITIES	5,094,887	188,720

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Retained earnings	(153,961)	(58,285)
Accumulated other comprehensive loss	(1,782)	(85)
Total stockholders' equity	(155,743)	(58,370)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,939,144	$130,350

The accompanying notes are an integral part of these consolidated financial statements.

9

SING KONG SUPPLY CHAIN MANAGEMENT CO., LTD. SHENZHEN

STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(Stated in US Dollars except Number of Shares)

(Unaudited)

	Six months ended	From October 29, 2015 (Inception) to
	October 31, 2016	October 31, 2016

Revenue	$23,195,106	$37,986,229

Cost of revenue	23,159,551	37,931,051

Gross profit	35,555	55,178

Operating expenses:
General and administrative expenses	131,028	208,631
Total operating expenses	131,028	208,631

Loss from operations	(95,473)	(153,453)

Other expenses:
Bank charges	(202)	(341)
Interest expense	(9)	(175)
Other income	8	8
Total loss	(203)	(508)

Loss before provision for income taxes	(95,676)	(153,961)

Provision for income taxes	-	-

Net loss	$(95,676)	$(153,961)

Foreign currency translation adjustment	(1,782)	(1,867)

Comprehensive loss	$(97,458)	$(155,828)

The accompanying notes are an integral part of these consolidated financial statements.

10

SING KONG SUPPLY CHAIN MANAGEMENT CO., LTD. SHENZHEN

STATEMENTS OF CASH FLOW

(Stated in US Dollars)

(Unaudited)

	Six months ended,	From October 29, 2015 (Inception) to
	October 31, 2016	October 31, 2016
Cash flows from operating activities:

Net loss	$(95,676)	$(153,961)
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	550	626
Changes in operating assets and liabilities:
Prepayment	(4,912,507)	(4,912,507)
Accounts receivables	103,924	-
Other receivables	(4,807)	(14,350)
Accounts payables	517	517
Receipt in advance	4,816,153	4,920,079
Accrued expense and other payables	(1,826)	4,326
Amounts due to shareholder	93,670	159,342
Wages payables	627	10,599
Income tax payable	(2,974)	24
Net cash provided by (used in) operating activities	(2,349)	14,695

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(4,132)	(6,610)
Net cash used in investing activities	(4,132)	(6,610)

Cash flows from financing activities:
Net cash provided by financing activities	-	-

Effect of exchange rate change on cash and cash equivalents	(1,578)	(1,663)

NET (DECREASE) IN CASH AND CASH EQUIVALENTS	(8,059)	6,422

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	14,481	-

CASH AND CASH EQUIVALENTS - END OF PERIOD	$6,422	$6,422

SUPPLEMENTAL DISCLOSURES OF CASH FLOW ACTIVITY
Cash paid during the period for income taxes	$-	$-
Cash paid during the period for interest expense	$-	$-

   The accompanying notes are an integral part of these consolidated financial statements.

11

SING KONG SUPPLY CHAIN MANAGEMENT CO., LIMITED SHENZHEN

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND DESCRIPTION OF BUSINESS

Sing Kong Supply Chain Management Co., Limited Shenzhen (“Sing Kong-China” or the “Operating Company”) was incorporated in Shenzhen on October 29, 2015, under The Laws of The People’s Republic of China.

On May 6, 2016, its subsidiary Shanhe City Sing He Supply Chain Management Co., Limited was incorporated under The Laws of The People’s Republic of China.

We developed our core SCM procedures to ease the traditional trades for SME owners in China. Our professional supply chain management platform (“the SCM Platform”) integrates our proprietary, world-class SCM online software systems, logistics service centers located in key distribution or manufacturing cities in the PRC, and also our strong finance team as consultant of the Small and Medium Enterprise owners (“SME owners”) which assist them in transforming and adapting to the new supply chain model.

We primarily serve three types of customers:

1.	Consumers who need mineral resources and glass resources from manufacturers;

2.	SME owners who have a large trading volume in their industry but lack of SCM online system to support further growth and development of the Operating Company;

3.	SME owners who want to be listed but lack of proper business flow and operating system.

We currently offer our customers three categories of services:

1.	SCM Distribution and Inventory Management Services;

2.	SCM Online Platform Services;

3.	SCM Company Business Transformation Service.

12

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in accordance with the generally accepted accounting principles in the United States ("U.S. GAAP").

This basis of accounting involves the application of accrual accounting and consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. The Operating Company’s financial statements are expressed in U.S. dollars.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain expenses during the reporting period. Actual results could differ from these good faith estimates and judgments.

Fair value of financial instruments

FASB ASC 820, “Fair Value Measurement,” specifies a hierarchy of valuation techniques based upon whether the inputs to those valuation techniques reflect assumptions other market participants would use based upon market data obtained from independent sources (observable inputs). In accordance with ASC 820, the following summarizes the fair value hierarchy:

Level 1 Inputs – Unadjusted quoted market prices for identical assets and liabilities in an active market that the Operating Company has the ability to access.

Level 2 Inputs – Inputs other than the quoted prices in active markets that are observable either directly or indirectly.

Level 3 Inputs – Inputs based on prices or valuation techniques that are both unobservable and significant to the overall fair value measurements.

ASC 820 requires the use of observable market data, when available, in making fair value measurements. When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurements. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs. As of October 31, 2016, none of the Operating Company’s assets and liabilities was required to be reported at fair value on a recurring basis. Carrying values of non-derivative financial instruments, including cash, accounts receivables, payables and accrued liabilities, approximate their fair values due to the short term nature of these financial instruments. There were no changes in methods or assumptions during the periods presented.

Commitments and Contingencies

The Operating Company follows ASC 450-20, “Loss Contingencies,” to report accounting for contingencies.  Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.  There was operating commitment of $19,045 as at October 31, 2016.

13

Comprehensive Loss

The Operating Company follows the provisions of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) 220 “Reporting Comprehensive Income”, and establishes standards for the reporting and display of comprehensive loss, its components and accumulated balances in a full set of general purpose financial statements. For the six months ended October 31, 2016 and for the period from October 29, 2015 (inception) to October 31, 2016, the Operating Company’s comprehensive income includes net loss and foreign currency translation adjustments.

Foreign Currency Translation

The functional currency of the Operating Company is the Chinese Renminbi (“RMB”).

The reporting currency of the Operating Company is the US$.

Transactions in currencies other than the entity’s functional currency are recorded at the rates of exchange prevailing on the date of the transaction. At the end of each reporting period, monetary items denominated in foreign currencies are translated at the rates prevailing at the end of the reporting periods. Exchange differences arising on the settlement of monetary items and on retranslation of monetary items at period-end are included in income statement of the period.

For the purpose of presenting these financial statements, the Operating Company’s assets and liabilities are expressed in US$ at the exchange rate on the balance sheet date, stockholder’s equity accounts are translated at historical rates, and income and expense items are translated at the weighted average exchange rate during the period. The resulting translation adjustments are reported under accumulated other comprehensive income in the stockholder’s equity section of the balance sheets.

Cash and Cash Equivalents

The Operating Company considers highly-liquid investments with maturities of three months or less, when purchased, to be cash equivalents. As at October 31, 2016 and April 30, 2016, the Operating Company’s cash and cash equivalents comprised of cash in bank of $6,422 and $14,481. All of the Operating Company’s cash deposit is held in a financial institution located in PRC where there is currently no regulation mandated on obligatory insurance of bank accounts. The Operating Company believes this financial institution is of high credit quality.

Prepayment

Prepayment represents the payment to suppliers prior to receiving the products for trading. As of October 31, 2016 and April 30, 2016, the Operating Company had prepayment of $4,912,507 and nil. The products are expected to be received within the following month due to its trading nature.

Property and equipment

Property, plant and equipment are carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the following estimated useful lives:

Office equipment	5 years
Furniture and fixtures	5 years

Receipt in advance

Receipt in advance represents the advance from customers prior to shipping out the products for trading. As of October 31, 2016 and April 30, 2016, the Operating Company had receipt in advance of $4,920,079 and $103,926. The products are expected to be shipped within the following month due to its trading nature.

14

Revenue Recognition

The Operating Company currently provides solely import and export trading services. Revenue is being recognized upon the delivery of inventories to customers.

Income taxes

Current income taxes are provided for in accordance with the laws of the relevant tax authorities. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the combined financial statements. Net operating loss carry forwards and credits are applied using enacted statutory tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more-likely-than-not that a portion of or all of the deferred tax assets will not be realized. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics.

The impact of an uncertain income tax position on the income tax return is recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant tax authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Interest and penalties on income taxes are classified as a component of the provisions for income taxes. The Operating Company did not recognize any income tax due to uncertain tax positions or incur any interest and penalties related to potential underpaid income tax expense as of October 31, 2016.

Loss per share

The loss per share is computed using the weighted average number of shares outstanding during the period ended. For the six months ended October 31, 2016 and for the period from October 29, 2015 (inception) to October 31, 2016, there was no dilutive effect due to net loss.

Recent Accounting Pronouncements

Management has considered all recent accounting pronouncements issued since the last audit of our financial statements. The Operating Company’s management believes that these recent pronouncements will not have a material effect on the Operating Company’s financial statements.

3. GOING CONCERN

The accompanying financial statements have been prepared assuming the Operating Company will continue as a going concern. The Operating Company has incurred losses since its inception resulting in an accumulated deficit of $153,961 as of October 31, 2016. The Operating Company also incurred net losses of $95,676 and a negative cash flow of $8,059 during the six months ended October 31, 2016. The ability to continue as a going concern is dependent upon the Operating Company generating profitable operations in the future and/or obtaining the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they become due. These combined financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Operating Company be unable to continue as a going concern.

The Operating Company expects to finance operations primarily through cash flow from revenue and capital contributions from principal shareholders. In the event that we require additional funding to finance the growth of the Operating Company’s current and expected future operations as well as to achieve our strategic objectives, our principal shareholders have indicated the intent and ability to provide additional equity financing.

These conditions raise substantial doubt about the Operating Company’s ability to continue as a going concern. The Operating Company’s continuation as a going concern is dependent on our ability to meet obligations as they become due and to obtain additional equity or alternative financing required to fund operations until sufficient sources of recurring revenues can be generated. There can be no assurance that the Operating Company will be successful in its plans described above or in attracting equity or alternative financing on acceptable terms, or if at all. The financial statements do not include any adjustments that might result from the outcome of this- uncertainty.

4. PROPERTY AND EQUIPMENT, NET

	October 31, 2016	April 30, 2016

Cost
Furniture, fixtures and equipment	$4,513	$1,158
Computer equipment	1,963	1,320
Sub-total	6,477	2,478
Less: accumulated depreciation	(612)	(76)
Property and equipment, net	$5,865	$2,402

Depreciation expense was $550 and $626 for the six months ended October 31, 2016 and for the period from October 29, 2015 (inception) to October 31, 2016.

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5. PREPAYMENT

Prepayment represents the payment to suppliers prior to receiving the products for trading. As of October 31, 2016 and April 30, 2016, the Company had prepayment of $4,912,507 and nil. The products are expected to be received within the following month due to its trading nature.

6. RECEIPT IN ADVANCE

Receipt in advance represents the advance from customers prior to shipping out the products for trading. As of October 31, 2016 and April 30, 2016, the Company had receipt in advance of $4,920,079 and $103,926. The products are expected to be shipped within the following month due to its trading nature.

7. DUE TO SHAREHOLDER

As of October 31, 2016 and April 30, 2016, the amount due to shareholder was $159,342 and $65,672. It was non-interest bearing and payable on demand.

8. INCOME TAXES

The Operating Company uses the asset and liability method of accounting for income taxes in accordance with ASC Topic 740, “Income Taxes.” Under this method, income tax expense is recognized for the amount of: (i) taxes payable or refundable for the current year and (ii) deferred tax consequences of temporary differences resulting from matters that have been recognized in an entity’s financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if based on the weight of the available positive and negative evidence, it is more likely than not some portion or all of the deferred tax assets will not be realized.

ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740.10.40 provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. There is no material uncertain tax positions for any of the reporting periods presented.

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9. COMMITMENTS AND CONTINGENCIES

Operation Commitments

The total future minimum lease payments under the non-cancellable operating lease with respect to the office as of October 31, 2016 are payable as follows:

Remaining 2016	$6,348
Year ending April 30, 2017	12,697

Total	19,045

Rental expense of the Operating Company was $16,193 and $23,144 for the six months ended October 31, 2016 and for the period from October 29, 2015 (inception) to October 31, 2016.

10. SUBSEQUENT EVENT

On September 22, 2016, Starlight Supply Chain Management Company (“Starlight” and "SELLER"), a Nevada company, entered into a letter of intent (“LOI”) with the shareholders of Sing Kong Supply Chain Management Co. Limited (“Sing Kong-HK” and “PURCHASERS”), collectively known as the "Parties," under which the Parties expressed their intent to enter into a Definitive Share Exchange Agreement (“Exchange Agreement”) under which the shareholders of Sing Kong-HK will exchange all of the shares that they own in Sing Kong-HK for 4,752,217,304 shares of Starlight’s common stock.

The consummation of the exchange transaction under which Starlight will acquire 100% of the equity ownership of Sing Kong-HK shall be referred to as the “Transaction.” Sing Kong-HK has established a wholly foreign owned entity, Starlight Consultation Service (Shenzhen) Co., Ltd. (“WFOE”), in the People’s Republic of China (“China”) that will acquire effective control of a China company (“Sing Kong-China” or the “Operating Company”) through the use of a variable interest entity structure (“VIE”), and the LOI anticipates that all steps relating to the completion of the VIE structure will be completed before closing of the Transaction. It is also understood that Starlight does not have sufficient shares available from its authorized and unissued shares of common stock to consummate the Transaction and that Starlight shall, as a condition precedent to closing the Transaction, have increased the number of its authorized shares of common stock to at least 7 billion shares (7,000,000,000).

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